(Non-Employee Director) FORM OF EAGLE BANCORP, INC. 2025 EQUITY INCENTIVE PLAN RESTRICTED STOCK GRANT NOTICE AND AWARD AGREEMENT Eagle Bancorp, Inc., a Maryland corporation (the “Company”), pursuant to its 2025 Equity Incentive Plan (the “Plan”), hereby grants to the individual listed below (“Participant”) the number of Shares of restricted stock set forth below (the “Restricted Stock”). The Shares of Restricted Stock described in this Restricted Stock Grant Notice (the “Grant Notice”) are subject to the terms and conditions set forth in the Award Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, capitalized terms used in this Grant Notice and the Agreement will have the meanings defined in the Plan. A prospectus describing the Plan, along with the Plan, has been delivered to the Participant. Participant: [_______] Grant Date: [_______] Total Number of Shares of Restricted Stock: [_______] Vesting Schedule: Subject to the continued service of Participant with the Company through the applicable vesting date, the Shares of Restricted Stock shall vest as follows: Vesting Date Portion of Restricted Stock Vesting Notwithstanding the foregoing, if, during Participant’s continued service with the Company, Participant dies, becomes Disabled, or there is an Involuntary Termination at or following a Change in Control, then any unvested Shares of Restricted Stock shall vest immediately upon such event. By signing below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement, including the non-competition and non-solicitation obligations therein, and this Grant Notice. This document may be executed, including by electronic means, in multiple counterparts, each of which will be deemed an original, and all of which together will be deemed a single instrument. EAGLE BANCORP, INC. PARTICIPANT

EXHIBIT A TO RESTRICTED STOCK GRANT NOTICE AWARD AGREEMENT 1. Award of Restricted Stock. Effective as of the Grant Date set forth in the Grant Notice, the Company has granted to Participant the number of Shares set forth in the Grant Notice, subject to the restrictions and on the terms and conditions set forth in the Grant Notice, the Plan and this Agreement, including the non-competition and non-solicitation obligations herein. 2. Vesting of Restricted Stock. 3. Vesting. Each Share of Restricted Stock is subject to forfeiture until it becomes vested in accordance with the Grant Notice. During the vesting period, Participant shall have all of the rights of a shareholder with respect to the Restricted Stock, including, without limitation, the right to receive dividends thereon (whether in cash or Shares). 4. Service with Affiliates. Solely for purposes of this Agreement, service with the Company will be deemed to include service with an Affiliate of the Company (for only so long as such entity remains an Affiliate of the Company). 5. Effect of Termination of Service on the Restricted Stock. Unless otherwise provided in the Grant Notice, if Participant’s service ceases for any reason, the treatment of unvested Shares of Restricted Stock shall be determined in accordance with Sections 2.7 and 4.1 of the Plan. 6. Two-Year Holding Period Requirement. Shares of Restricted Stock must be held for a period of at least two years after the vesting date (the “Holding Period Requirement”). Provided, however, that Shares of vested Restricted Stock may be sold to pay the minimum federal, state and local income tax applicable to the vesting of such Shares. The Holding Period Requirement will not apply if Participant is entitled to accelerated vesting due to the occurrence of death, Disability or an Involuntary Termination at or following a Change in Control. 7. Delivery of Shares. The Shares of Restricted Stock will be delivered in accordance with Section 3.5 of the Plan. 8. Non-Transferability of Restricted Stock. Except as may be permitted by the Committee in accordance with Section 7.2 of the Plan, unvested Shares of Restricted Stock may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily, other than by will or by the laws of descent and distribution. 9. Tax Consequences. Participant understands that Participant may elect to timely file an election under Section 83(b) of the Code within thirty days following the grant of the Shares hereunder. Participant acknowledges that the Company has not advised Participant regarding Participant’s tax liability in connection with the Restricted Stock or with respect to an election under Section 83(b) of the Code. Participant acknowledges that Participant has reviewed with Participant’s own tax advisors the tax treatment of the Restricted Stock and is relying solely on those advisors in that regard. 10. No Continuation of Service. Neither the Plan nor this Agreement will confer upon Participant any right to continue in the employment or service of the Company or any of its

Affiliates, or limit in any respect the right of the Company or its Affiliates to discharge Participant at any time, for any reason. 11. The Plan. Participant has received a copy of the Plan, has read the Plan and is familiar with its terms, and hereby accepts the Award subject to the terms and provisions of the Plan. Pursuant to the Plan, the Committee is authorized to interpret the Plan and to adopt rules and regulations not inconsistent with the Plan as it deems appropriate. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee with respect to questions arising under the Plan, the Grant Notice or this Agreement. 12. Company Policies. Participant agrees, in consideration for the grant of the Restricted Stock, to be subject to any policies of the Company and its Affiliates regarding clawbacks, securities trading, and hedging or pledging of securities that may be in effect from time to time, or as may otherwise be required by applicable law, regulation or exchange listing standard. 13. Entire Agreement. The Grant Notice and this Agreement, together with the Plan, represent the entire agreement between the parties with respect to the subject matter hereof and supersede any prior agreement, written or otherwise, relating to the subject matter hereof. 14. Amendment. This Agreement may only be amended by a writing signed by each of the parties hereto; provided that the Company may amend this Agreement without Participant’s consent, if the amendment does not materially impair Participant’s rights hereunder. 15. Governing Law. This Agreement will be construed in accordance with the laws and judicial decisions of the State of Maryland, without regard to the application of the principles of conflicts of laws. 16. Headings. The headings in this Agreement are for convenience only. They form no part of the Agreement and will not affect its interpretation. 17. Electronic Delivery of Documents. Participant authorizes the Company to deliver electronically any prospectuses or other documentation related to the Award and any other compensation or benefit plan or arrangement in effect from time to time (including, without limitation, reports, proxy statements or other documents that are required to be delivered to participants in such arrangements pursuant to federal or state laws, rules or regulations). For this purpose, electronic delivery will include, without limitation, delivery by means of e-mail or e-mail notification that such documentation is available on the Company’s Intranet site. Upon written request, the Company will provide to Participant a paper copy of any document also delivered to Participant electronically. The authorization described in this paragraph may be revoked by Participant at any time by written notice to the Company. 18. Restrictive Obligations. In exchange for the Award pursuant to this Agreement which Participant acknowledges that Participant is not otherwise entitled to, Participant agrees to be bound by and comply with the following obligations which will survive the termination or expiration of this Agreement: (a) Non-Competition. Participant hereby covenants and agrees that during the period of Participant’s service and for the one (1) year period immediately following the cessation of Participant’s service for any reason (the “Restricted Period”), Participant will not at any time (except on behalf of the Company or its Affiliates), directly or indirectly, in any capacity (whether as a proprietor, owner, agent, officer, director, shareholder, organizer, partner, principal, manager, member, employee, contractor, consultant or otherwise) own, manage or control, or participate in the ownership, management or control, or perform duties that are the same as or substantially similar to those duties performed by Participant for any of the Company and its Affiliates during the prior twenty-four (24) months of Participant’s services, if such ownership, management or control, or the participation therein, or the performance of such duties, are performed for a bank, a bank holding company, or other financial institution that provides products or services that are the same as or substantially similar to, and competitive with, any of the products or services provided by the Company or its Affiliates at the time Participant’s service ceases. The restrictions set forth in this Section shall apply only within a fifty (50) mile radius of the headquarters of the Company (or any headquarters of a successor), and within fifty (50) miles of any branch office of the Company or its Affiliates (or any successor as to Maryland, District of Columbia and Virginia branches only), as such are located as of the date Participant’s service ceases. (b) Non-Solicitation of Customers. Participant hereby covenants and agrees that during the Restricted Period, Participant will not, directly or indirectly, for Participant or any other person (whether as a proprietor, owner, agent, officer, director, shareholder, organizer, partner, principal, member, manager, employee, contractor, consultant or any other capacity), solicit, divert from the Company or its Affiliates, or transact business with any “Customer” of the Company or its Affiliates with whom Participant had “Material Contact” within the prior twenty- four (24) months or about whom Participant obtained non-public information while acting within the scope of Participant’s service during the last twenty-four (24) months of such service, if the purpose of such solicitation, diversion or transaction is to provide products or services that are the same as or substantially similar to, and competitive with, those offered by the Company and its Affiliates at the time Participant’s service ceases. “Material Contact” for the purpose of this Section means that Participant personally communicated with the Customer, either orally or in writing, for the purpose of providing, offering to provide or assisting in providing products or services of the Company or its Affiliates. “Customer” means any person or entity with whom the Company or its Affiliates had a depository, lending or other contractual relationship, pursuant to which the Company or its Affiliates provided products or services during the last twenty-four (24) months. The prohibition on “solicitation” set forth herein shall not apply to solicitations to the general public not disproportionately directed to Customers. (c) Non-Solicitation of Employees. Participant hereby covenants and agrees that during the Restricted Period, Participant will not, directly or indirectly, for Participant or any other person (whether as a proprietor, owner, agent, officer, director, shareholder, organizer, partner, principal, member, manager, employee, contractor, consultant or any other capacity) hire, assist others in hiring, or solicit for hire any person, or induce or encourage any person to terminate employment with the Company or its Affiliates, if such person was known by Participant to have been an employee of the Company or its Affiliates at any time during the prior six (6) months and the purpose of such hire, solicitation, or inducement is to compete with any of the Company or its Affiliates. (d) Non-Interference with Business Relationships. Participant hereby covenants and agrees that during the Restricted Period, Participant will not, directly or indirectly, for Participant or any other person (whether as a proprietor, owner, agent, officer, director, shareholder, organizer, partner, principal, member, manager, employee, contractor, consultant or any other capacity), induce or attempt to induce any Supplier, contractor, agent, representative, or any other person that has a business relationship with the Company or its Affiliates, and with whom Participant had “Material Contact” during the prior twenty-four (24) months or about whom Participant obtained non-public information while acting within the scope of Participant’s service during the last twenty-four (24) months of Participant’s service, to discontinue, terminate, or reduce the extent of such person’s relationship with the Company or its Affiliates or to take any action that would disrupt or otherwise damage such relationship. “Supplier” means any person which, during the prior six (6) month period (A) had sold any products or services to any of the Company or its Affiliates or (B) had submitted to the Company or its Affiliates a proposal for the sale of any products or services. (e) Cooperation. During and after Participant’s service, Participant shall fully cooperate with the reasonable requests of the Company, including providing information, with regard to any matter that Participant has knowledge of as a result of Participant’s service or prior service with the Company or its Affiliates. Participant further agrees to comply with any reasonable request by the Company to assist in relation to any investigation into any actual or potential irregularities, including without limitation assisting with any threatened or actual litigation concerning the Company or its Affiliates, giving statements/affidavits, meeting with legal and/or other professional advisors, and attending any legal hearing and giving evidence; provided that the Company shall reimburse Participant for any reasonable out-of-pocket expenses properly incurred by Participant in giving such assistance. (f) Nondisclosure of Confidential Information. Participant hereby covenants and agrees that Participant shall not, directly or indirectly, disclose or use, or authorize any person to disclose or use, any “Confidential Information” (whether or not any of the Confidential Information is novel or known by any other person); provided however, that this restriction shall not apply to the use or disclosure of Confidential Information: (i) to any governmental entity to the extent required by law, (ii) which is or becomes publicly known and available through no wrongful act of Participant or any person acting on behalf of or in concert with Participant, or (iii) in connection with the proper and lawful performance of Participant’s duties for the Company and its Affiliates. The restrictions set forth above in this Section shall apply during Participant’s service and for the longer of five (5) years following the cessation thereof or for however long the Confidential Information is a trade secret protected from use or disclosure by the Maryland Uniform Trade Secrets Act or is otherwise protected from use or disclosure by any other federal or state law, including bank privacy laws. Notwithstanding the foregoing, Participant and the Company acknowledge and agree that nothing contained in this Section shall be interpreted, construed, asserted or enforced by Company to prohibit Participant from reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, Congress, and/or any agency Inspector General, or making other disclosures that are protected under the whistleblower provisions of federal law or regulation. Further, nothing contained herein shall be interpreted, construed, asserted or enforced by the Company to (i) prohibit or disqualify Participant from being awarded, receiving and/or enjoying the benefit of, any award, reward, emolument or payment, or other relief of any kind whatsoever, from any agency, which is provided based upon Participant’s providing information to any such agency as a whistleblower under applicable law or regulation, or (ii) require notification or prior approval by the Company of any such report; provided that, Participant is not authorized to disclose communications with counsel that were made for the purpose of receiving legal advice or that contain legal advice or that are protected by the attorney work product or similar privilege. For purposes of this Section, (“Confidential Information”), includes, but is not limited to: business plans; operating results; financial statements and financial information; contracts; mailing lists; purchasing information; customer data (including lists, names and requirements); feasibility studies; personnel related information (including compensation, compensation plans, and staffing plans); internal working documents and communications; and other materials related to the businesses or activities of the Company or its Affiliates which is made available only to employees with a need to know or which is not generally made available to the public. Failure to mark any Confidential Information as confidential, proprietary or protected information shall not affect its status as part of the Confidential Information subject to the terms of this Agreement.

(g) Reasonableness and Remedy. Participant has carefully read and considered the provisions of this Agreement and, having done so, acknowledges that Participant fully understands them, that Participant has had an opportunity to consult with counsel of Participant’s own choosing regarding the meaning and effect of such provisions, at Participant’s election, and Participant agrees that the restrictions, obligations and agreements set forth in this Agreement are fair and reasonable and are reasonably required for the protection of the interests of the Company and its respective businesses, shareholders, directors, officers and employees. Participant agrees that the restrictions set forth in this Agreement are independent and divisible and will not impair or unreasonably restrain Participant’s ability to earn a livelihood. Participant further acknowledges that Participant’s services have been and shall continue to be of special, unique and extraordinary value to the Company. In the event of any breach or threatened or attempted breach by Participant of any provision of the obligations and restrictions set forth in this Section 18, the Company shall, in addition to and not to the exclusion of any other rights and remedies at law or in equity, be entitled to seek and receive from a court of competent jurisdiction, (i) full temporary and permanent injunctive relief enjoining and restraining Participant and each and every other Person concerned therein from the continuation of such violative acts, (ii) a decree for specific performance of the applicable provisions of this Agreement, without being required to furnish any bond or other security, and (iii) recoupment or clawback of the Awards granted pursuant to this Agreement.